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                                                                    EXHIBIT 10.1

                                   ROBERT BOSI
                               Terms of Employment
                                      With
                              Concord Camera Corp.
                                    Amendment

The purpose of this Amendment is solely to extend the term under paragraph 3) of the Terms of Employment with Concord Camera Corp. dated October 21, 2004 (the "Agreement") between Robert Bosi and Concord Camera Corp entitled:

                                   ROBERT BOSI
                               Terms of Employment
                                      With
                              Concord Camera Corp.

Robert Bosi and Concord Camera Corp. agree that the term under paragraph 3) of the Agreement is extended beginning June 2, 2005 until terminated in accordance with paragraph 10) of the Agreement All other terms of the Agreement remain in effect.


Accepted and Agreed                          Accepted and Agreed
-------------------                          -------------------

EMPLOYEE                                     CONCORD CAMERA CORP


/s/  Robert Bosi                             By: /s/  Alan Schutzman
---------------------------                      ---------------------------
Robert Bosi                                      Alan Schutzman, Senior Vice
                                                 President, General Counsel
                                                 and Secretary


Date:    6/5/05                            Date:    6/3/05
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